THE ADVISORS’ INNER CIRCLE FUND

(the “Trust”)

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Core Plus Bond Fund

(each a “Fund” and together, the “Funds”)

Supplement dated November 13, 2020 to the Prospectus and Statement of Additional Information (the “SAI”), each dated February 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

I.	On November 11, 2020, a special meeting (the "Meeting") of the Funds’ shareholders was held to vote on a proposal (the "Proposal") to approve a new investment advisory agreement (the "New Agreement") between the Trust, on behalf of the Funds, and Pathstone Family Office, LLC (“Pathstone” or the “Adviser”). Prior to the Meeting, Pathstone served as investment adviser to the Funds pursuant to an interim investment advisory agreement between the Trust, on behalf of the Funds, and Pathstone, which became effective on September 30, 2020 upon Pathstone’s purchase of substantially all of the net assets of Cornerstone Advisors, Inc., the Funds’ predecessor adviser.

Shareholders of the Funds approved the Proposal at the Meeting. The New Agreement became effective on November 11, 2020, and accordingly Pathstone now serves as investment adviser to the Funds pursuant to the New Agreement. Accordingly, the following changes are hereby made to the Fund’s Prospectus and SAI:

1.	In the “Investment Adviser and Portfolio Managers” section of the Prospectus, the first paragraph is hereby deleted and replaced with the following:

Pathstone Family Office, LLC, a Delaware limited liability company formed in 2010 and located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631, serves as the Funds’ investment adviser. Pathstone is wholly owned by Pathstone Holdings, LLC, which is further owned by LM Checkmark Holdings LLC and certain employees and clients of Pathstone. As of June 30, 2020, Pathstone had approximately $9.295 billion in assets under management.

2.	In “The Adviser and Sub-Advisers” section of the SAI:

a) Under the heading entitled “Investment Adviser,” the first paragraph is hereby deleted and replaced with the following:

Pathstone Family Office, LLC, a Delaware limited liability company formed in 2010 and located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631, serves as the Funds’ investment adviser. Pathstone is wholly owned by Pathstone Holdings, LLC, which is further owned by LM Checkmark Holdings LLC and certain employees and clients of Pathstone. As of June 30, 2020, Pathstone had approximately $9.295 billion in assets under management.

b) Under the heading entitled “Investment Adviser,” the fifth paragraph is hereby deleted and replaced with the following:

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Advisory Agreement with the Trust. The services provided to the Trust by the Adviser are governed by an Advisory Agreement between the Trust and the Adviser dated November 11, 2020 (the “Advisory Agreement”).

3.	All references to the titles of David Freudenberg and Steve Kleyn, each a portfolio manager of the Funds, and Katie Robinette, portfolio manager of the Cornerstone Advisors Global Public Equity Fund, are hereby deleted and replaced with “Director.”

4.	All other references to “Cornerstone Advisors, Inc.” in the Prospectus and SAI, including all appendices thereto, are hereby deleted and replaced with “Pathstone Family Office, LLC.”

II.	Evan Wirkkala, Managing Director at Pathstone and a portfolio manager of the Funds, has resigned his position at Pathstone effective November 13, 2020. Accordingly, all references to Mr. Wirkkala contained in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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